Exhibit 10.3

AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT
AND
PLEDGE AND SECURITY AGREEMENT
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT, dated as of November 16, 2018 (this “Amendment”), is by and among Forbes Energy Services LLC, a Delaware limited liability company (the “Borrower”), the Guarantors listed on the signature pages hereto, the Lenders party hereto, and Wilmington Trust, National Association, as agent for the Secured Parties under the Loan Agreement (as defined below) (the “Agent”).
W I T N E S S E T H :
WHEREAS, the Borrower, the Guarantors (together with the Borrower, the “Loan Parties”), the Lenders and the Agent are parties to financing arrangements pursuant to which the Lenders have made and may make loans and advances and provide other financial accommodations to the Borrower as set forth in the Loan and Security Agreement, dated as of April 13, 2017, by and among the Loan Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Loan Agreement”) and the Other Documents, including the Pledge and Security Agreement, dated as of April 13, 2017, by and among the Pledgors party thereto and the Agent (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Pledge Agreement”);
WHEREAS, the Borrower will acquire (the “Acquisition”) all of the Equity Interests of Cretic Energy Services, LLC, a Delaware limited liability company (the “Target”) pursuant to that certain Merger Agreement, dated as of the date hereof (the “Acquisition Agreement”), by and among the Borrower, as Buyer, Cobra Transitory Sub LLC, as Merger Sub, the Target, and Catapult Energy Services Group, LLC, as the Holders Representative and Paying Agent;
WHEREAS, to fund the Acquisition and for other purposes set forth in the Loan Agreement, the Borrower has requested that Lenders (i) provide $10,000,000 of additional term loans on the same terms as the existing term loans under the Loan Agreement (the “Add-On Term Loans”) and (ii) provide $50,000,000 of “last out” bridge loans under the Loan Agreement (the “Bridge Term Loans”);
WHEREAS, concurrent with the effectiveness of this Amendment and the funding of the Add-On Term Loans and the Bridge Term Loans, the Borrower will enter into a $35,000,000 asset-based revolving credit facility pursuant to the Credit Agreement, dated as of the date hereof (the “ABL Credit Agreement”), by and among the Loan Parties, as borrowers, the lenders from time to time party thereto and Regions Bank, as administrative agent (the “ABL Agent”), and in connection therewith, the Borrower has requested that the Lenders approve the Intercreditor Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and among the Agent, the ABL Agent and the Loan Parties;
WHEREAS, subject to the conditions set forth herein, (i) the Lenders are willing to consent to the amendments to the Loan Agreement and the Pledge Agreement set forth in this Amendment and approve the Intercreditor Agreement and (ii) the applicable Lenders listed on the signature pages hereto are willing to provide the Add-On Term Loans and the Bridge Term Loans;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.
2.Amendments to Loan Agreement. The Loan Agreement is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the Loan Agreement attached hereto as Exhibit A.
3.Loan Agreement Exhibits. The Loan Agreement is hereby amended to add Exhibit E and Exhibit F thereto in the form set forth in Exhibit B.
4.Amendments to Pledge Agreement. The Pledge Agreement, including Exhibit A thereto, is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the Pledge Agreement attached hereto as Exhibit C.
5.Intercreditor Agreement. The Intercreditor Agreement is hereby approved in the form set forth in Exhibit D.
6.Disposition Instruction. The Lenders, including the Lenders in respect of the Add-On Term Loans and the Bridge Term Loans, hereby direct the Agent to execute and deliver the Disposition Instruction in the form set forth in Exhibit E to Regions Bank, in order to direct the funds in Account No. 0243240356 for the uses set forth in the funds flow (attached hereto as Exhibit F) for the transactions occurring on the date hereof.
7.Insurance. The Lenders hereby direct the Agent to approve and accept, in accordance with Section 4.10 of the Loan Agreement, the types and amounts of insurance coverage with respect to the business of the Target as set forth on the certificates attached hereto as Exhibit G.
8.Commitment Schedule. The Commitments of the Lenders in respect of the Add-On Term Loans and the Bridge Term Loans are set forth beside such Lender’s name under the applicable heading on Schedule I.
9.Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders party hereto as follows:
(a)     this Amendment has been duly executed and delivered by each Loan Party, and is a legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; and
(b) the execution, delivery and performance of this Amendment and the transactions contemplated hereunder (i) are all within each Loan Party’s limited liability company or corporate powers, as applicable, (ii) have been duly authorized by such Loan Party, (iii) are not in contravention of law or the terms of such Loan Party’s certificate of formation, limited liability company agreement, certificate of incorporation, by-laws or other applicable constituent documents or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound and (iv) will not materially conflict with nor result in any material breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any agreement or instrument to which such Loan Party or its property is a party or by which it may be bound.
10.Acknowledgments by Guarantors. Each Guarantor hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee in favor of the Agent and Lenders and its liability for all of the obligations under the Guarantee by such Guarantor, and all other obligations, liabilities, agreements and covenants thereunder. Each Guarantor, by its signature below, hereby acknowledges, confirms and agrees that the Guarantee executed by the Guarantors, guaranteeing the payment and performance of the Borrower as set forth in the Guarantee and all other obligations, liabilities, agreements and covenants thereunder, is in full force and effect as of the Amendment Effective Date.
11.Conditions Precedent. This Amendment shall be effective upon the satisfaction of each of the following conditions precedent on the date hereof (the “Amendment Effective Date”):
(a) Amendment. The Agent shall have received this Amendment duly executed and delivered by an authorized officer of each of the parties hereto;
(b) Corporate Proceedings of Loan Parties. The Agent shall have received a copy of the resolutions of the board of directors (or equivalent authority) of each Loan Party authorizing (i) the execution, delivery and performance of this Amendment and any certificate or Other Documents to be delivered by it pursuant hereto and (ii) the granting or reaffirmation, as applicable, by each Loan Party of the Liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of each Loan Party as of the Amendment Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;
(c) Incumbency Certificates of Loan Parties. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Amendment Effective Date, as to the incumbency and signature of the officers of each Loan Party executing this Amendment and any certificate or Other Documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;
(d) Certificates. The Agent shall have received a copy of the certificate of formation, limited liability company agreement, certificate of incorporation, by-laws, partnership agreement or other applicable documents relating to each Loan Party’s formation and governance, and all amendments thereto, certified in the case of formation documents filed with a Governmental Body by the Secretary of State or other appropriate official of its jurisdiction of incorporation or formation and certified in the case of other formation and governance documents as accurate and complete by the Secretary or Assistant Secretary of each Loan Party;
(e) Good Standing Certificates. The Agent shall have received good standing certificates for each Loan Party dated not more than thirty (30) days prior to the Amendment Effective Date, issued by the Secretary of State or other appropriate official of each such Loan Party’s jurisdiction of incorporation or formation;
(f) Expenses. The Agent shall have received all reimbursable expenses of the Agent (including fees, disbursements and expenses of its counsel) invoiced to date in accordance with the Loan Agreement;
(g) Other Documents. The Agent shall have received (i) a joinder to the Loan Agreement, executed by Target in favor of the Agent and (ii) a joinder to the Pledge Agreement, executed by Target in favor of the Agent, each in form and substance reasonably satisfactory to the Lenders, and all other Other Documents to the extent required to be executed on the Amendment Effective Date;
(h) Transactions. In each case substantially contemporaneous with the execution of this Agreement or immediately thereafter, (i) the Acquisition shall have been consummated in accordance with the terms of the Acquisition Agreement in all material respects and (ii) the ABL Credit Agreement shall have become effective;
(i) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Agreement and any Other Document to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Loan Agreement or any Other Document shall be true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such date as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such earlier date); and
(j) No Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or would exist after giving effect to the transactions described in this Amendment on the Amendment Effective Date.
12.General.
(a)Effect of this Amendment. Except as expressly provided herein, no other consents, waivers, changes or modifications to the Loan Agreement, the Pledge Agreement or any other Other Documents (together, the “Loan Documents”) are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Loan Agreement and the Pledge Agreement shall each be read and construed as one agreement with this Amendment.
(b)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without regard to conflicts of laws principles
(c)Binding Effect. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.
(d)Counterparts, etc. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or email transmission shall be deemed to be an original signature hereto.
(e)Direction. The Lenders, including the Lenders in respect of the Add-On Term Loans and the Bridge Term Loans, hereby direct the Agent to execute and deliver this Amendment, the Intercreditor Agreement and any documentation necessary to facilitate the joinder of the Target as a Loan Party to the Loan Documents, and, by their execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER
FORBES ENERGY SERVICES LLC By: /s/ L. Melvin Cooper___________ Name: L. Melvin Cooper Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

GUARANTORS
FORBES ENERGY SERVICES LTD.

By: /s/ L. Melvin Cooper___________
Name: L. Melvin Cooper
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

C.C. FORBES, LLC

By: /s/ L. Melvin Cooper___________
Name: L. Melvin Cooper
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

TX ENERGY SERVICES, LLC

By: /s/ L. Melvin Cooper___________
Name: L. Melvin Cooper
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

FORBES ENERGY INTERNATIONAL, LLC

By: /s/ L. Melvin Cooper___________
Name: L. Melvin Cooper
Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

ADMINISTRATIVE AGENT WILMINGTON TRUST, NATIONAL ASSOCIATION By: /s/ Alisha M. Clendaniel_________ Name: Alisha Clendaniel Title: Assistant Vice President

LENDERS By: ASCRIBE III INVESTMENTS LLC By: /s/ Lawrence First___________ Name: Lawrence First Title: Managing Director

LENDERS SOLACE FORBES HOLDINGS LLC By: Solace Capital Partners LP By: /s/ Xavier Corzo___________ Name: Xavier Corzo Title: Principal, Chief Administrative Officer & CCO

LENDERS CORBIN ERISA OPPORTUNITY FUND, LTD. By: Corbin Capital Partners, L.P., its Investment Manager By: /s/ Daniel Friedman___________ Name: Daniel Friedman Title: General Counsel

LENDERS LONG BALL PARTNERS, LLC By: Imperial Capital Asset Management, LLC By: /s/ Mark Martis___________ Name: Mark Martis Title: COO

LENDERS Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund By: /s/ Colm Hogan___________ Name: Colm Hogan Title: Authorized Signatory

LENDERS Fidelity Summer Street Trust: Fidelity Capital & Income Fund By: /s/ Colm Hogan___________ Name: Colm Hogan Title: Authorized Signatory

LENDERS Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund By: /s/ Colm Hogan___________ Name: Colm Hogan Title: Authorized Signatory

LENDERS Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund By: /s/ Colm Hogan___________ Name: Colm Hogan Title: Authorized Signatory

LENDERS Variable Insurance Products Fund V: Strategic Income Portfolio By: /s/ Colm Hogan___________ Name: Colm Hogan Title: Authorized Signatory

LENDERS COURAGE CREDIT OPPORTUNITIES ONSHORE FUND III LP By: Courage Capital Management LLC By: /s/ Thomas Moline___________ Name: Thomas Moline Title: President

LENDERS COURAGE CREDIT OPPORTUNITIES OFFSHORE FUND III LP By: Courage Capital Management LLC By: /s/ Thomas Moline___________ Name: Thomas Moline Title: President

LENDERS
EACH LENDER SET FORTH ON
SCHEDULE A HERETO

By: Pacific Investment Management Company LLC, as investment manager or adviser

By: /s/ Alfred Murata___________
Name: Alfred T. Murata
Title: Managing Director

Schedule I
Commitments

1.	November 2018 Add-On Term Loans

Lender	Commitment
Ascribe III Investments LLC	$3,323,368.86
Solace Forbes Holdings, LLC	$3,031,160.14
Corbin ERISA Opportunity Fund, Ltd.	$1,202,271.72
Long Ball Partners, LLC	$600,000.00
PCM Fund Inc.	$113,996.25
PIMCO Corporate & Income Opportunity Fund	$207,473.16
PIMCO Corporate & Income Strategy Fund	$36,478.80
PIMCO Dynamic Credit and Mortgage Income Fund	$488,383.90
PIMCO Global Income Opportunities Fund	$545,982.01
PIMCO Global Stocksplus & Income Fund	$17,519.43
PIMCO High Income Fund	$211,613.02
PIMCO Income Opportunity Fund	$94,796.88
PIMCO Income Strategy Fund	$42,718.59
PIMCO Income Strategy Fund II	$69,837.71
PIMCO Strategic Income Fund, Inc.	$14,399.53
Total	$10,000,000.00

2.	November 2018 Bridge Term Loans

Lender	Commitment
Ascribe III Investments LLC	$26,149,608.13
Solace Forbes Holdings, LLC	$23,850,391.87
Total	$50,000,000.00